Exhibit 99.1

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF NEW YORK

In Re: MF Global Holdings Ltd., et al., Debtors	Chapter 11 Case Number: 11-15059 (MG) Jointly Administered

Monthly Operating Report

For the Period August 1, 2012 through August 31, 2012

File with the Court and submit a copy to the United States Trustee within 20 days after the end of the month and submit a copy of the report to any official committee appointed in the case. (Reports for Rochester and Buffalo Divisions of Western District of New York are due 15 days after the end of the month, as are the reports for Southern District of New York.)

Required Documents	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	X
Bank Reconciliation (or copies of Debtor’s bank reconciliations)		X
Copies of bank statements		X
Cash disbursements journals	X
Statements of Operations	X
Balance Sheets	X
Status of Post-Petition Taxes	X
Copies of IRS Form 6123 or payment receipt	N/A
Copies of tax returns filed during reporting period	N/A
Summary of Cash Collateral Borrowings and Unpaid Post-Petition Trade Payables	X
Listing of Aged Post-Petition Accounts Receivable	N/A
Payments to Insiders and Professionals	X
Post Petition Status of Secured Notes, Leases Payable	N/A
Debtor Questionnaire	X
Appendix A: Statements of Operations (for November 2011 through July 2012)	X
Appendix B: Balance Sheets (for November 2011 through July 2012)	X
Appendix C: Restated Summaries of Unpaid Post-Petition Trade Payables (for November 2011 through July 2012)	X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief. This monthly operating report generally fulfills the requirements as set forth by the Office of the U.S. Trustee. The financial statements included herein do not necessarily conform with Generally Accepted Accounting Principles, and should be read in conjunction with the global notes and assumptions listed on page 2.

9/21/12
Henri Steenkamp	Date

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF NEW YORK

In Re: MF Global Holdings Ltd., et al., Debtors	Chapter 11 Case Number: 11-15059 (MG) Jointly Administered

STATEMENT OF LIMITATIONS, METHODOLOGY, AND

DISCLAIMER REGARDING THE MONTHLY OPERATING REPORT OF

MF GLOBAL HOLDINGS LTD. AND ITS AFFILIATED DEBTORS

The Monthly Operating Report filed by MF Global Holdings Ltd. (“Holdings Ltd”) and its affiliated debtors, MF Global Finance USA Inc., MF Global Capital LLC, MF Global FX Clear LLC, MF Global Market Services LLC, and MF Global Holdings USA Inc., in these jointly administered chapter 11 cases (collectively, the “Debtors”) is limited in scope, covers a limited time period and has been prepared by the Debtors with the assistance of the Chapter 11 trustee’s advisors solely for the purpose of complying with the reporting requirements of the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”) and title 11 of the United States Code (the “Bankruptcy Code”). The financial information contained in the Monthly Operating Report is preliminary and unaudited, and as such may be subject to revision. The information in the Monthly Operating Report should not be viewed as indicative of future results.

At the time of its bankruptcy filing, Holdings Ltd and its worldwide subsidiaries and affiliates (collectively the “Company”), through its regulated and unregulated broker dealers, futures commission merchant and foreign equivalents, was one of the world’s leading brokers in markets for commodities and listed derivatives. The Company provided its clients with access to more than 70 exchanges globally, and was a leader by volume on many of the world’s largest derivative exchanges. The Company was also an active broker-dealer in markets for commodities, fixed income securities, equities and foreign exchange. The Company was one of 22 primary dealers authorized to trade U.S. government securities with the Federal Reserve Bank of New York (the “Federal Reserve”). In addition to executing client transactions, the Company provided research and market commentary to help clients make trading decisions, as well as provided clearing and settlement services. The Company was also active in providing client financing and securities lending services.

The Company, headquartered in the United States, had operations globally, including the United Kingdom, Australia, Singapore, India, Canada, Hong Kong, and Japan. The Company’s priority was serving the needs of its diversified global client base, which included a wide range of institutional asset managers and hedge funds, professional traders, corporations, sovereign entities, and financial institutions. The Company also offered a range of services for individual traders and introducing brokers. As of October 31, 2011, the Company had approximately 2,870 employees worldwide, 248 of which were employed by the Debtors in the United States. The Company derived revenues from three main sources: (a) commissions generated from execution and clearing services; (b) principal transactions revenue, generated both from client facilitation and proprietary activities; and (c) net interest income from cash balances in client accounts maintained to meet margin requirements, as well as interest related to the Company’s collateralized financing arrangements and principal transactions activities.

Prior to October 31, 2011, when Holdings Ltd filed for bankruptcy, the Debtors operated, with other of Holdings Ltd’s direct and indirect subsidiaries (collectively, the “non-Debtor MFG entities”), on a global, integrated, and interdependent basis. Holdings Ltd’s precipitous filing caused an immediate shutdown of Holdings Ltd’s formerly integrated, globally interdependent information and financial reporting systems. On or about the commencement of Holdings Ltd’s bankruptcy, many of Holdings Ltd’s regulated affiliates around the world became subject to various proceedings, in which administrators or trustees were appointed by the requisite authorities to oversee, manage, and administer the affairs of those affiliates going forward. The Debtors were significantly and adversely affected by these proceedings because they lost full, direct access to certain personnel, a portion of their books and records, certain back office systems, and document repositories. Furthermore, because of these separate administrative and liquidation proceedings, the Debtors were no longer able to communicate directly with the employees of the non-Debtor MFG entities. The Debtors sought cooperation from their non-Debtor MFG entities to perform a global accounting close of the books as of October 31, 2011 or, in the alternative, to gain full, direct access to all non-Debtor MFG entity personnel, books and records, back office systems, and documents. The Debtors’ efforts were ultimately unsuccessful as full cooperation from all non-Debtor MFG entities was not forthcoming.

With respect to the Debtors, the majority of the operational accounting functions, including day-to-day maintenance of the Debtors’ books and records, were historically fulfilled by an accounting group located in Chicago, Illinois and

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF NEW YORK

In Re: MF Global Holdings Ltd., et al., Debtors	Chapter 11 Case Number: 11-15059 (MG) Jointly Administered

employed by a non-Debtor MFG entity, MF Global Inc. (“MFGI”). On October 31, 2011, a separate proceeding was commenced under the Securities Investor Protection Act of 1970 (“SIPA”) against MFGI and a trustee appointed (the “SIPA Trustee”) pursuant to the provisions of SIPA is administering MFGI’s estate. Since October, 31, 2011, the Debtors have had limited access to the accounting group located in Chicago who primarily maintained its books and records, and limited access to certain back office systems and certain document repositories, as these are controlled by the SIPA Trustee.

The Debtors filed voluntary petitions for relief under the Bankruptcy Code in the Bankruptcy Court as follows: (i) MF Global Holdings Ltd and MF Global Finance USA Inc. filed on October 31, 2011; (ii) MF Global Capital LLC, MF Global FX Clear LLC, and MF Global Market Services LLC filed on December 19, 2011, and (iii) MF Global Holdings USA Inc. filed on March 2, 2012. The respective Debtor’s dates are referred to in this report as the “Petition Dates” for the respective Debtor, and any period prior to the respective Debtor’s dates are referred to as “pre-petition” for the respective Debtor. The Debtors’ chapter 11 cases have been assigned to the Honorable Judge Martin Glenn and are being jointly administered under the caption “In re MF Global Holdings Ltd., et al.” Case No. 11-15059 (MG). The last date and time for any person or entity to file a proof of claim against the Debtors (the “Bar Date”) has passed as of the filing of this report.

Recently, the Debtors compiled the financial information available to them and prepared Balance Sheets and Statements of Operations (“the financial statements”) for the Debtors, in accordance with the reporting requirements of the Bankruptcy Court. The last close of the Debtors’ books in the normal course of business was performed primarily by the accounting function located in Chicago, as of September 30, 2011. In order to prepare the books and records of each of the Debtors, the Debtors requested certain information from the SIPA Trustee, such as a trial balance, including supporting schedules and reconciliations, for each Debtor as of October 31, 2011. The Debtors used the October 31, 2011 information provided by the SIPA Trustee to roll forward account balances for each Debtor to the respective Petition Dates, considering known business activity and transactions occurring from November l, 2011 through the respective Petition Dates, as appropriate. In doing so, the Debtors were required to make certain estimates and assumptions, which are also reflected in the information contained in the financial statements. There may also be business activity that occurred through the Petition Dates that the Debtors are not aware of and therefore is not included in the financial statements. Additionally, the information provided by the SIPA Trustee for each Debtor as of October 31, 2011 may not be complete or accurate. As a result, while the Debtors have exercised best efforts to ensure that the financial statements are accurate and complete by legal entity based on information that was available and accessible at the time of preparation, in preparing this roll forward of account balances to the Petition Dates through to Balance Sheet dates, inadvertent or unintentional errors, omissions or inaccuracies may exist.

The monthly financial statements for each Debtor from each Debtor’s respective Petition Date through July 2012 are disclosed in Appendix A and Appendix B of this Monthly Operating Report (“MOR”) to update the previously filed MORs. Additionally, information previously disclosed for unpaid post-petition trade payables in the Summary of Cash Collateral Borrowings and Unpaid Post-Petition Trade Payables and Accrued Professional Fees schedules in previous MORs has been updated and amended. The restated information for unpaid post-petition trade payables from each Debtor’s respective Petition Date through July 2012 is detailed in Appendix C of this MOR. The Debtors will continue to provide this information on a prospective basis.

While the Debtors have exercised their best efforts to ensure that the MOR is accurate, based on limited information that was available at the time of preparation, inadvertent errors or omissions may exist. The Debtors reserve the right to amend the MOR from time to time as may be necessary or appropriate.

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF NEW YORK

In Re: MF Global Holdings Ltd., et al., Debtors	Chapter 11 Case Number: 11-15059 (MG) Jointly Administered

NOTES TO FINANCIAL STATEMENTS

These notes are an integral part of the financial statements and information presented in this MOR and should be read in conjunction with the financial statements as well as the Statement of Limitations, Methodology, and Disclaimer Regarding the Monthly Operating Report.

Basis of Presentation

The Debtors have prepared this MOR, as required by the Office of the United States Trustee, based on the information available to the Debtors at this time, but notes that such information may be incomplete and may be materially deficient in certain respects. This MOR is not meant to be relied upon as a complete description of the Debtors, its businesses, condition (financial or otherwise), results of operations, prospects, assets or liabilities.

This MOR is not prepared in accordance with U.S. generally accepted accounting principles (“US GAAP”). Although the Balance Sheet and Statement of Operations (the “financial statements”) may, at times, incorporate information prepared in accordance with US GAAP, the financial statements neither purport to represent nor reconcile with financial statements otherwise prepared and/or distributed by the Debtors in accordance with US GAAP or otherwise. The Balance Sheets do not reflect normal period-end adjustments that were generally recorded by the Debtors prior to the filing of the Chapter 11 cases after review of major accounts as of the end of each quarterly and annual accounting period. This MOR does not include explanatory footnotes and other disclosures required under US GAAP, and is not presented in a US GAAP-based reporting format. Certain classifications utilized in this MOR may differ from prior report classifications and accordingly amounts may not be comparable.

The reflection in the financial statements of assets greater than liabilities is not an admission that the Debtors were solvent at the balance sheet dates or at any time prior to the balance sheet dates. Likewise, the reflection in the financial statements of liabilities greater than assets is not an admission that the Debtors were insolvent at, or any time prior to, the balance sheet dates.

Certain items presented in this MOR remain under review by the Debtors and may be accounted for differently in future MORs. Accordingly, the financial information herein is subject to change and any such change could be material. The Balance Sheets do not reflect or provide for all the consequences of the Debtors’ Chapter 11 cases including (i) as to assets, a wide range of legal claims the Debtors are pursuing or considering pursuing, their realizable values on a liquidation basis or their availability to satisfy liabilities, and (ii) as to pre-petition liabilities, the amounts that may be allowed for claims or contingencies, or their status and priority. Accordingly, future MORs may reflect adjustments (including write-downs and write-offs) to the assets and adjustments to the liabilities, which may be material.

Use of Estimates

In preparing the financial statements, the Debtors have made various estimates that may affect reported amounts and disclosures. Estimates are based on available information and judgment. Therefore, actual results could differ from estimates and could have a material effect on the financial statements. As more information becomes available to the Debtors, including the outcome of various negotiations and litigation, amongst other matters, it is expected that estimates could be revised. Such revisions may be material.

Current Value — Net Book Value

The Debtors do not have current valuations of all of their assets as of the balance sheet dates. Accordingly, net book values as of the respective Petition Dates are reflected in the Debtors’ respective Balance Sheets. Exceptions to this include certain other assets, such as investments in subsidiaries and other intangible assets, for which current valuations as of the Petition Dates or balance sheet dates are neither maintained by, nor readily available to, the Debtors and were deemed impaired for accounting purposes as of October 31, 2011 and written down to zero. Amounts ultimately realized may materially vary from amounts currently recorded in the Balance Sheets. Accordingly, the Debtors may amend or adjust the value of their assets in the future.

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF NEW YORK

In Re: MF Global Holdings Ltd., et al., Debtors	Chapter 11 Case Number: 11-15059 (MG) Jointly Administered

Foreign Currency

The functional currency of each of the Debtors is U.S. dollars. To the extent the Debtors hold balances in a currency other than U.S. dollars, balances have been remeasured to U.S. dollars as of the balance sheet dates. Unless otherwise indicated, all amounts are reflected in U.S. dollars.

Netting

Prior to the Petition Dates, and in the ordinary course of their businesses, the Debtors incurred setoffs in connection with, among other things, transactions with affiliates, derivatives, and counterparties. Unless otherwise stated, the Debtors have not intentionally offset amounts listed on the Balance Sheets and therefore the balances listed could be gross or net. Some amounts listed may have been affected by set-offs taken of which the Debtors are not yet aware. Additionally, financial institutions, counterparties, or vendors may have set off receivables and payables with the Debtors, even if such practice was not in accordance with the respective terms and conditions of the parties’ agreements.

Assets and Liabilities related to Derivative Contracts, Guarantees, and Other Contractual Agreements

The Debtors have attempted to identify their derivative contracts, guarantees, and other contractual agreements that they were party to as of the Petition Dates. However, the Debtors do not have full access to all of their documents and contracts because these are held in document repositories controlled by non-Debtor MFG entities. As a result, the Debtors may not have a full listing of their derivative contracts, guarantees, and other contractual agreements. A large number of derivative contracts may have been terminated before or subsequent to the Petition Dates, resulting in the creation of assets or liabilities which are not included in the Debtors’ Balance Sheets. The Balance Sheets also do not reflect off-balance sheet commitments, including, but not limited to, contingencies and guarantees made by the Debtors prior to the Petition Dates. Additionally, the validity, existence and extent of the Debtors’ obligations under various guarantees have yet to be determined.

Affiliate Receivables and Payables

Liabilities among the Debtors and the non-Debtor MFG entities, as reflected in the balance sheet accounts of the applicable Debtor as “Affiliate Receivable” or “Affiliate Payable”, are comprised primarily of the following components: (i) trading activity with affiliates (buying and selling securities, derivatives, foreign exchange, and commodities among affiliates), (ii) clearing activity with affiliates (in many cases, the Debtors used MFGI to clear trades), (iii) allocation of operating expenses including interest charges and financings (notes payable/receivable, repurchase agreements/reverse repurchase agreements, stock or bonds borrowed/loaned), and (iv) affiliate loans and the transfer of cash. The amounts included in the financial statements do not necessarily reflect the ultimate value to be recovered from, or paid for, Affiliate Receivables and Affiliate Payables, respectively.

Subsequent to October, 31, 2011, certain costs were borne by MF Global Holdings USA Inc. and Holdings Ltd. which benefited all Debtors. Additionally, some Debtors made constructive disbursements on behalf of other Debtors. These costs and disbursements relate primarily to payroll and employee benefits, human resources administration, daily cash management, bankruptcy reporting and filings, bookkeeping, facilities, technology support, and professional fees. The Debtors’ financial statements include allocations for these costs, as applicable.

Other Assets

Other Assets is mainly comprised of prepaid assets, fixed assets, intangible assets, investments in subsidiary, and tax related receivables. The values of certain of these assets were deemed impaired for accounting purposes as of October 31, 2011 and written down to zero. Also included in Other Assets are tax receivables due from affiliates pursuant to a legacy tax sharing agreement.

Pledged Assets

A significant amount of the assets listed on the Debtors’ Balance Sheet have been pledged as collateral by the Debtors and are outside of the Debtors’ control.

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF NEW YORK

In Re: MF Global Holdings Ltd., et al., Debtors	Chapter 11 Case Number: 11-15059 (MG) Jointly Administered

Liabilities Subject to Compromise

Liabilities subject to compromise refer to pre-petition obligations of the Debtors and do not represent the Debtors’ current estimate of known or potential obligations to be resolved in connection with the Chapter 11 cases. Differences between amounts recorded in the Debtors’ books as of their respective petition dates and the creditors’ claims, including taxing authorities and derivatives counterparties, filed by the Bar Date, may be material.

Post-petition Payables

The Debtors do not consider post-petition invoices as past due or delinquent if such invoices are subject to dispute, further review and/or reconciliation with the vendor. When an amount due is agreed upon, then an accrual is recorded in the Debtors’ Balance Sheets and disclosed in the MOR.

Borrowings

Borrowings to and from third parties have been presented in the Balance Sheets at face value as of the balance sheet dates. Unamortized debt issuance costs or other accounting conventions typically required under US GAAP for convertible debt instruments have been removed to reflect the face value of the borrowings in the financial statements.

Taxes

With regard to income taxes, the Company has historically accounted for its current and deferred tax assets and liabilities on a consolidated basis and consistent with the principles of US GAAP. Currently, the Debtors do not expect that any material income tax liabilities are reasonably likely to be incurred. Further, with respect to potential refunds of income taxes already paid, the Debtors do not believe it has sufficient basis to reasonably estimate potential recoveries, if any. Accordingly, the Debtors have not provided for income taxes.

Legal Proceedings

The Debtors are involved in a number of unresolved judicial, regulatory, arbitration, and similar proceedings. The Debtors are currently unable to determine the financial impact of such proceedings and how any recoveries or liabilities may affect the financial statements. As more information becomes available, the Debtors may record related amounts, which may be material, in future MORs.

Subsequent Events

The Debtors have recorded amounts in the financial statements as of the balance sheet dates based on the information available at the time the review was performed. Any events subsequent to the time of the review are not reflected in the financial statements and will be reflected in future MORs.

The Bar Date for all creditors to file proofs of claim in the Debtors’ cases has passed. The Debtors and the Chapter 11 Trustee’s professionals are currently reviewing claims submitted and identifying differences between amounts claimed by purported creditors and the amounts recorded in the Debtors’ books and records as of their respective Petition Dates. The Debtors are in the process of investigating these differences (including unliquidated and contingent claims) and will seek to reconcile such differences through their claims resolution processes. The Debtors expect to identify claims that it believes should be disallowed for a number of reasons, including but not limited to: claims that are duplicative of other claims; claims that are amended by later filed claims; claims that are not properly filed against a Debtor in these proceedings; and claims that are either overstated, assert an incorrect priority or that cannot otherwise properly be asserted against these Debtors. The Debtors intend to object to such claims as appropriate. Accordingly, adjustments, which may be material, may be reflected in future MORs.

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF NEW YORK

In Re: MF Global Holdings Ltd., et al., Debtors	Chapter 11 Case Number: 11-15059 (MG) Jointly Administered

MF Global Holdings Ltd., et al.

Schedule of Cash Receipts and Disbursements

For the Period August 1, 2012 through August 31, 2012

	MF Global Finance USA Inc.	MF Global Holdings Ltd.	MF Global Market Services LLC	MF Global Capital LLC	MF Global FX Clear LLC	MF Global Holdings USA Inc.	Total
Cash Inflows:
Receipts from Debtors (1)	$657,716	$77,786	$—	$—	$—	$611,357	$1,346,859
Other Cash (2)	—	211,292	—	4,766	—	521,171	737,229

Total Inflows	657,716	289,078	—	4,766	—	1,132,528	2,084,088

Cash Outflows:
Disbursements to Non-Debtors:
Payroll, Payroll Taxes and Benefits	—	(3,645)	—	—	—	(642,260)	(645,905)
Office Rent and Facility Expenses	—	(126,289)	—	—	—	—	(126,289)
Other Cash	—	(36,015)	—	—	—	(2,027)	(38,042)
Employee benefit plan reimbursement (3)	—	(12,403)	—	—	—	—	(12,403)

Total Disbursements to Non-Debtors	—	(178,352)	—	—	—	(644,287)	(822,639)
Disbursements to Debtors (1)	(688,168)	(159,849)	(325)	(325)	(325)	(497,867)	(1,346,859)

Total Cash Outflows	(688,168)	(338,201)	(325)	(325)	(325)	(1,142,153)	(2,169,498)

Net Cash Flows:	$(30,452)	$(49,123)	$(325)	$4,441	$(325)	$(9,625)	$(85,409)

(1)

Transfers between Debtors relate primarily to the funding of payroll, healthcare benefit plan obligations, trustee fees, and facility expenses. Transfers into MF Global Finance USA Inc. represent weekly transfers of excess cash from MF Global Holdings USA Inc. to the cash collateral account maintained by MF Global Finance USA Inc. pursuant to the Cash Collateral Order.

(2)

Includes a settlement of pre-petition intercompany balances with MF Global FXA Securities, Ltd., an affiliate in Japan. Pursuant to the Cash Collateral Order, 25% of this receipt was remitted to JPMorgan Chase Bank, N.A., as cash collateral agent, in September 2012.

(3)	Refund to employees of funds withheld from compensation prior to October 31, 2011 in accordance with employee stock purchase plan, as approved by Court Docket number 626.

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF NEW YORK

In Re: MF Global Holdings Ltd., et al., Debtors	Chapter 11 Case Number: 11-15059 (MG) Jointly Administered

Debtors’ Statements with respect to Bank Account Reconciliations and

Copies of Bank Statements

Bank Account Reconciliations

The Debtors affirm that reconciliations for all open and active bank accounts are prepared and maintained by the Debtors. Bank account reconciliations are not attached to this monthly operating report, but, if the U.S. Trustee requests copies, the Debtors will provide all reconciliations as soon as practical.

Bank Statements

The Debtors affirm that bank statements for all open and active bank accounts are maintained by the Debtors. In addition, the Debtors affirm that no bank accounts were closed during the current reporting period.

Copies of bank statements are not attached to this monthly operating report, but, if the U.S. Trustee requests copies, the Debtors will provide all copies as soon as practical.

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF NEW YORK

In Re: MF Global Holdings Ltd., et al., Debtors	Chapter 11 Case Number: 11-15059 (MG) Jointly Administered

MF Global Holdings Ltd., et al.

Cash Disbursement Journal

For the Period August 1, 2012 through August 31, 2012

Debtor	Date	Payroll, Payroll Taxes & Employee Benefits	Intercompany Transfer	Office Rent and Facility Expenses	Other	Total Disbursements (1)
MF Global Finance USA Inc.	8/2/2012	$—	$(95,293)	$—	$—	$(95,293)
MF Global Finance USA Inc.	8/7/2012	—	(60,852)	—	—	(60,852)
MF Global Finance USA Inc.	8/10/2012	—	(103)	—	—	(103)
MF Global Finance USA Inc.	8/13/2012	—	(222,214)	—	—	(222,214)
MF Global Finance USA Inc.	8/14/2012	—	(2,400)	—	—	(2,400)
MF Global Finance USA Inc.	8/15/2012	—	(12,524)	—	—	(12,524)
MF Global Finance USA Inc.	8/16/2012	—	(22,953)	—	—	(22,953)
MF Global Finance USA Inc.	8/16/2012	—	(4,307)	—	—	(4,307)
MF Global Finance USA Inc.	8/28/2012	—	(230,000)	—	—	(230,000)
MF Global Finance USA Inc.	8/30/2012	—	(37,522)	—	—	(37,522)

Total for MF Global Finance USA Inc.		—	(688,168)	—	—	(688,168)

MF Global Holdings Ltd.	8/1/2012	—	—	(3,719)	—	(3,719)
MF Global Holdings Ltd.	8/1/2012	—	—	—	(2,250)	(2,250)
MF Global Holdings Ltd.	8/2/2012	—	—	(20,135)	—	(20,135)
MF Global Holdings Ltd.	8/2/2012	—	—	(30)	—	(30)
MF Global Holdings Ltd.	8/3/2012	—	—	(298)	—	(298)
MF Global Holdings Ltd.	8/8/2012	—	—	(49)	—	(49)
MF Global Holdings Ltd.	8/8/2012	—	—	(1,114)	—	(1,114)
MF Global Holdings Ltd.	8/8/2012	—	—	—	(30,875)	(30,875)
MF Global Holdings Ltd.	8/8/2012	—	—	—	(750)	(750)
MF Global Holdings Ltd.	8/8/2012	—	—	—	(3,667)	(3,667)
MF Global Holdings Ltd.	8/9/2012	—	—	—	(365)	(365)
MF Global Holdings Ltd.	8/10/2012	—	—	(272)	—	(272)
MF Global Holdings Ltd.	8/13/2012	—	—	(60,153)	—	(60,153)
MF Global Holdings Ltd.	8/13/2012	—	—	—	(371)	(371)
MF Global Holdings Ltd.	8/14/2012	—	—	(103)	—	(103)
MF Global Holdings Ltd.	8/15/2012	—	—	(2,205)	—	(2,205)
MF Global Holdings Ltd.	8/16/2012	—	—	—	(4,307)	(4,307)
MF Global Holdings Ltd.	8/17/2012	—	—	(428)	—	(428)
MF Global Holdings Ltd.	8/20/2012	—	—	(8,879)	—	(8,879)
MF Global Holdings Ltd.	8/24/2012	—	(159,849)	—	—	(159,849)
MF Global Holdings Ltd.	8/24/2012	(3,645)	—	—	—	(3,645)
MF Global Holdings Ltd.	8/24/2012	—	—	—	(5,000)	(5,000)
MF Global Holdings Ltd.	8/28/2012	—	—		(834)	(834)
MF Global Holdings Ltd.	8/28/2012	—	—	(49)	—	(49)
MF Global Holdings Ltd.	8/29/2012	—	—	(28,826)	—	(28,826)
MF Global Holdings Ltd.	8/31/2012	—	—	(30)	—	(30)

Total for MF Global Holdings Ltd.		(3,645)	(159,849)	(126,289)	(48,418)	(338,201)

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF NEW YORK

In Re: MF Global Holdings Ltd., et al., Debtors	Chapter 11 Case Number: 11-15059 (MG) Jointly Administered

MF Global Holdings Ltd., et al.

Cash Disbursement Journal

For the Period August 1, 2012 through August 31, 2012

Debtor	Date	Payroll, Payroll Taxes & Employee Benefits	Intercompany Transfer	Office Rent and Facility Expenses	Other	Total Disbursements (1)
MF Global Holdings USA Inc.	8/2/2012	$(47,776)	$—	$—	$—	$(47,776)
MF Global Holdings USA Inc.	8/2/2012	—	—	—	(735)	(735)
MF Global Holdings USA Inc.	8/2/2012	(46,782)	—	—	—	(46,782)
MF Global Holdings USA Inc.	8/3/2012	—	(38,698)	—	—	(38,698)
MF Global Holdings USA Inc.	8/3/2012	—	—	—	(145)	(145)
MF Global Holdings USA Inc.	8/10/2012	—	(975)	—	—	(975)
MF Global Holdings USA Inc.	8/14/2012	(2,371)	—	—	—	(2,371)
MF Global Holdings USA Inc. (2)	8/14/2012	(221,744)	—	—	—	(221,744)
MF Global Holdings USA Inc.	8/14/2012	(470)	—	—	—	(470)
MF Global Holdings USA Inc.	8/16/2012	(22,982)	—	—	—	(22,982)
MF Global Holdings USA Inc.	8/16/2012	—	—	—	(145)	(145)
MF Global Holdings USA Inc.	8/17/2012	(10)	—	—	—	(10)
MF Global Holdings USA Inc.	8/17/2012	—	(20,526)	—	—	(20,526)
MF Global Holdings USA Inc.	8/22/2012	(1,045)	—	—	—	(1,045)
MF Global Holdings USA Inc.	8/22/2012	—	—	—	(1,001)	(1,001)
MF Global Holdings USA Inc.	8/24/2012	(255)	—	—	—	(255)
MF Global Holdings USA Inc.	8/24/2012	(36,709)	—	—	—	(36,709)
MF Global Holdings USA Inc.	8/24/2012	—	(432,262)	—	—	(432,262)
MF Global Holdings USA Inc.	8/29/2012	(470)	—	—	—	(470)
MF Global Holdings USA Inc. (2)	8/29/2012	(223,524)	—	—	—	(223,524)
MF Global Holdings USA Inc.	8/29/2012	(600)	—	—	—	(600)
MF Global Holdings USA Inc.	8/30/2012	(37,522)	—	—	—	(37,522)
MF Global Holdings USA Inc.	8/31/2012	—	(5,406)	—	—	(5,406)

Total for MF Global Holdings USA Inc.		(642,260)	(497,867)	—	(2,027)	(1,142,153)

MF Global Market Services LLC	8/9/2012	—	(325)	—	—	(325)
MF Global FX Clear LLC	8/9/2012	—	(325)	—	—	(325)
MF Global Capital LLC	8/9/2012	—	(325)	—	—	(325)

		$(645,905)	$(1,346,859)	$(126,289)	$(50,445)	$(2,169,498)

(1)	The Total Disbursements column is presented on a gross basis. It includes transfers between debtor entities.
(2)

Disbursement includes amount paid for payroll taxes, as remitted by MF Global Holdings USA Inc, on behalf of all Debtors, to a third party payroll service provider, who in turn makes the actual tax payments to the respective taxing authorities.

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF NEW YORK

In Re: MF Global Holdings Ltd., et al., Debtors	Chapter 11 Case Number: 11-15059 (MG) Jointly Administered

MF Global Holdings Ltd., et al.

Statements of Operations (1)

For the Period August 1, 2012 through August 31, 2012

	MF Global Finance USA Inc.	MF Global Holdings Ltd.	MF Global Market Services LLC	MF Global Capital LLC	MF Global FX Clear LLC	MF Global Holdings USA Inc.
Gain on recoveries	$—	$—	$—	$—	$—	$—
Loss on recoveries	—	(15,773)	—	(1,878)	—	—
Other income	—	—	—	—	—	—
Employee compensation and benefits	—	(3,645)	—	—	—	(581,973)
Facility and administrative expenses	—	(145,152)	—	—	—	—
Professional fees	—	(3,548,159)	—	—	—	—
Affiliate charges	(1,095,388)	2,038,049	(237,355)	(259,748)	(285,183)	(137,059)
Other expenses	(10,400)	(16,890)	(325)	(325)	(325)	(11,777)

Income/(loss)	$(1,105,788)	$(1,691,570)	$(237,680)	$(261,951)	$(285,508)	$(730,809)

(1)	Activity between Debtors is presented on a gross basis. The accompanying notes are an integral part of these statements.

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF NEW YORK

In Re: MF Global Holdings Ltd., et al., Debtors	Chapter 11 Case Number: 11-15059 (MG) Jointly Administered

MF Global Holdings Ltd., et al.

Balance Sheets (1)

As of August 31, 2012

	MF Global Finance USA Inc.	MF Global Holdings Ltd.	MF Global Market Services LLC	MF Global Capital LLC	MF Global FX Clear LLC	MF Global Holdings USA Inc.
Cash	$15,850,042	$1,135,601	$2,032,243	$13,650,606	$15,576,544	$717,130
Securities Owned	—	1,384,100,222	—	—	—	—
Non-affiliate pre- petition receivables	36,783,825	447,128	922,318	856,541	8,920,417	317,587
Non-affiliate post-petition receivables	—	—	—	—	—	—
Affiliate pre-petition receivables	1,950,064,809	2,075,417,302	38,184,758	40,624,228	25,590,181	228,591,444
Affiliate post-petition receivables	33,753,145	23,451,383	—	—	—	3,643,507
Other Assets	166,824	33,358,691	9,069,263	1,032,755	—	35,402,524

Total Assets	2,036,618,645	3,517,910,328	50,208,582	56,164,129	50,087,142	268,672,193

Liabilities subject to compromise:
Affiliate	(1,908,109,820)	(1,501,000,492)	(26,012,214)	(39,927,594)	(1,489,946)	(319,959,679)
Non-affiliate (2)	(21,149,490)	(17,632,121)	(4,544,846)	(4,999,674)	(36,611,303)	(10,129,231)
Borrowings	—	(2,176,160,419)	—	—	—	—
Post-petition payables:
Affiliate	(16,356,386)	(26,912,595)	(2,007,625)	(2,240,530)	(2,515,137)	(8,012,611)
Non-affiliate	—	(39,305,447)	—	—	—	(664,074)
Borrowings	(21,282,874)	—	—	—	—	—

Total Liabilities	(1,966,898,571)	(3,761,011,074)	(32,564,685)	(47,167,798)	(40,616,386)	(338,765,595)
	$69,720,074	$(243,100,746)	$17,643,896	$8,996,331	$9,470,756	$(70,093,403)

(1)	Activity between Debtors is presented on a gross basis. The accompanying notes are an integral part of these statements.
(2)

Changes in this account during this period relate to the refund to employees of funds withheld from compensation prior to October 31, 2011 in accordance with an employee stock purchase plan, as approved by Court Docket 626.

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF NEW YORK

In Re: MF Global Holdings Ltd., et al., Debtors	Chapter 11 Case Number: 11-15059 (MG) Jointly Administered

MF Global Holdings Ltd., et al.

Status of Post-Petition Taxes

For the Period August 1, 2012 through August 31, 2012

	MF Global Finance USA Inc.	MF Global Holdings Ltd.	MF Global Capital LLC	MF Global Market Services LLC	MF Global FX Clear LLC	MF Global Holdings USA Inc.	Total
Employee Taxes (1)	$—	$44,775	$—	$—	$—	$116,647	$161,422
Employer Taxes (1)	—	5,143	—	—	—	8,591	13,734

Total Taxes Paid	$—	$49,918	$—	$—	$—	$125,238	$175,155

(1)

These taxes relate to payroll payments and are not outstanding as of August 31, 2012. These taxes are remitted by MF Global Holdings USA Inc., on behalf of all Debtors, to a third party payroll service provider, who in turn makes the actual tax payments to the respective taxing authorities.

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF NEW YORK

In Re: MF Global Holdings Ltd., et al., Debtors	Chapter 11 Case Number: 11-15059 (MG) Jointly Administered

MF Global Holdings Ltd., et al.

Summary of Cash Collateral Borrowings and Unpaid Post-Petition Trade Payables

For the Period August 1, 2012 through August 31, 2012

	MF Global Finance USA Inc.	MF Global Holdings Ltd.	MF Global Market Services LLC	MF Global Capital LLC	MF Global FX Clear LLC	MF Global Holdings USA Inc.	Total
Available Cash Collateral
Available Cash Collateral Funds Provided by JP Morgan Chase Bank, N.A. as of July 31, 2012, as amended	$15,880,494	$—	$—	$—	$—	$49,938	$15,930,432
Net outflows to other Debtors to fund operations (1)	(711,963)						(711,963)
Repayment of cash collateral under Cash Collateral Order	—	—	—	—	—	—	—
Other (2)	681,511	—	—	—	—	(291)	681,220

Available Cash Collateral Funds Provided by JP Morgan Chase Bank, N.A.	15,850,042	—	—	—	—	49,647	15,899,689

Total Cash Collateral Funds Used	$(30,452)	$—	$—	$—	$—	$(291)	$(30,743)

Unpaid post-petition trade payables	$—	$33,862	$—	$—	$—	$35	$33,897

(1)

Transfers out of MF Global Finance USA Inc. relate primarily to the funding of payroll, healthcare benefit plan obligations, trustee fees, and facility expenses. Transfers into MF Global Finance USA Inc. represent weekly transfers of excess cash from MF Global Holdings USA Inc. to the cash collateral account maintained by MF Global Finance USA Inc. pursuant to the Cash Collateral Order.

(2)

Includes a settlement of pre-petition intercompany balances with MF Global FXA Securities, Ltd., an affiliate in Japan. Pursuant to the Cash Collateral Order, 25% of this receipt was remitted to JPMorgan Chase Bank, N.A., as cash collateral agent, in September 2012.

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF NEW YORK

In Re: MF Global Holdings Ltd., et al., Debtors	Chapter 11 Case Number: 11-15059 (MG) Jointly Administered

MF Global Holdings Ltd., et al.

Summary of Professional Fees Accrued and Paid (1)

For the Period August 1, 2012 through August 31, 2012

	Amounts accrued prior to this period (2)	Amounts incurred this period	Amounts Paid this period	Cumulative Amounts Paid
Debtors’ Chapter 11 Trustee Professionals
Freeh Group International Solutions, LLC	$879,652	$56,000	$—	$—
Freeh, Sporkin & Sullivan LLP	1,648,236	110,000	—	—
Morrison & Foerster LLP	8,758,901	1,496,064	—	—
Pepper Hamilton LLP	1,176,670	246,305	—	—
Skadden, Arps, Slate, Meagher & Flom LLP	2,558,861	—	—	—
Kasowitz, Benson, Torres & Friedman LLP	1,169,836	—	—	—
FTI Consulting, Inc.	8,158,669	500,000	—	—
GCG, Inc.	602,859	129,829	—	—
Covington & Burling LLP	482,462	25,133	—	—

Total Debtor Professionals	25,436,147	2,563,331	—	—

UCC Professionals
Counsel — Dewey & LeBoeuf LLP	4,087,659	—	—	—
Counsel — Proskauer Rose	1,515,898	589,828	—	—
Financial Advisors — Capstone Advisory Group, LLC	4,655,722	395,000	—	—

Total UCC Professionals	10,259,279	984,828	—	—

Total	$35,695,426	$3,548,159	$—	$—

(1)

Fees presented are inclusive of expenses incurred and paid, as applicable. This schedule does not include payments made to parties deemed to be ordinary course professionals and paid in the ordinary course of the Debtors’ businesses. The Debtors have not made any payments to insiders except for wages and expense reimbursements in the ordinary course of business.

(2)	Amounts include First interim fee applications filed through May 31, 2012 and estimates thereafter.

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF NEW YORK

In Re: MF Global Holdings Ltd., et al., Debtors	Chapter 11 Case Number: 11-15059 (MG) Jointly Administered

Debtor Questionnaire as of August 31, 2012

	Must be completed each month. If the answer to any of the questions is “Yes”, provide a detailed explanation of each item. Attach additional sheets if necessary.	Yes	No

1	Have any assets been sold or transferred outside the normal course of business this reporting period?		X

2	Have any funds been disbursed from any account other than a debtor in possession account this reporting period?		X

3	Is the Debtor delinquent in the timely filing of any post-petition tax returns?		X

4	Are workers compensation, general liability or other necessary insurance coverages expired or cancelled, or has the debtor received notice of expiration or cancellation of such policies? (1)	X

5	Is the Debtor delinquent in paying any insurance premium payment? (2)	X

6	Have any payments been made on pre-petition liabilities this reporting period?		X

7	Are any post-petition receivables (accounts, notes or loans) due from related parties? (3)	X

8	Are any post-petition payroll taxes past due?		X

9	Are any post-petition State or Federal income taxes past due?		X

10	Are any post-petition real estate taxes past due?		X

11	Are any other post-petition taxes past due?		X

12	Have any pre-petition taxes been paid during this reporting period?		X

13	Are any amounts owed to post-petition creditors delinquent?		X

14	Are any wage payments past due?		X

15	Have any post-petition loans been received by the Debtor from any party? (4)	X

16	Is the Debtor delinquent in paying any U.S. Trustee fees?		X

17	Is the Debtor delinquent with any court ordered payments to attorneys or other professionals?		X

18	Have the owners or shareholders received any compensation outside of the normal course of business?		X

(1)

As is customary prior to the expiration of the insurance policies, the Debtors received non-renewal notices from certain directors and officers liability, professional liability and employee benefit plan fiduciary liability insurers. At December 31, 2011, the Debtors, in their discretion, terminated a prior self-funded healthcare plan and replaced it with a premium based plan.

(2)

As of the date of this Monthly Operating Report, the Debtors have not paid insurance premiums relating to certain legacy professional liability and public liability insurance policies. These legacy insurance policies, to the best of the Debtors’ knowledge, remain in full force and effect. As of May 31, 2012, the Debtors entered into new insurance programs with a single financial lines policy (D&O, E&O, EPL, Fiduciary, Fidelity) for the 2012-13 policy period reflecting Debtors’ current insurance needs. The Debtors are paid in full for the new insurance programs.

(3)

In accordance with the Cash Collateral Order, the Debtors were authorized to pay necessary budgeted expenses of certain Non-Debtor Entities in order to preserve the assets and value of the Estates. Payment of these obligations is a reimbursement due to the Debtors.

(4)	In accordance with the Bankruptcy Court’s Cash Management Order, certain obligations of the Debtors were funded with unsecured intercompany loans from a Non-Debtor Entity, MF Global FX LLC.

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF NEW YORK

In Re: MF Global Holdings Ltd., et al., Debtors	Chapter 11 Case Number: 11-15059 (MG) Jointly Administered

APPENDIX A

MF Global Holdings Ltd., et al.

Statements of Operations (1)

For the Period November 1, 2011 through November 30, 2011 (2)

	MF Global Finance USA Inc.	MF Global Holdings Ltd.
Gain on recoveries	$—	$—
Loss on recoveries	—	—
Other income	129,000	—
Employee compensation and benefits	—	—
Facility and administrative expenses	(22,331)	(948,087)
Professional fees	—	(5,999,443)
Affiliate charges	(2,334,070)	2,334,070
Other expenses	(9,310)	(1,733,141)

Income/(loss)	$(2,236,711)	$(6,346,601)

(1)	Activity between Debtors is presented on a gross basis. The accompanying notes are an integral part of these statements.
(2)	Statements are presented for this period based on the Debtors’ respective Petition Dates.

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF NEW YORK

In Re: MF Global Holdings Ltd., et al., Debtors	Chapter 11 Case Number: 11-15059 (MG) Jointly Administered

MF Global Holdings Ltd., et al.

Statements of Operations (1)

For the Period December 1, 2011 through December 31, 2011 (2)

	MF Global Finance USA Inc.	MF Global Holdings Ltd.
Gain on recoveries	$—	$—
Loss on recoveries	—	—
Other income	133,300	2,500,000
Employee compensation and benefits	—	2,374
Facility and administrative expenses	(202,722)	(227,186)
Professional fees	—	(4,796,420)
Affiliate charges	(2,006,115)	1,808,145
Other expenses	—	(54,132,465)

Income/(loss)	$(2,075,537)	$(54,845,553)

(1)	Activity between Debtors is presented on a gross basis. The accompanying notes are an integral part of these statements.
(2)	Statements are presented for this period based on the Debtors’ respective Petition Dates.

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF NEW YORK

In Re: MF Global Holdings Ltd., et al., Debtors	Chapter 11 Case Number: 11-15059 (MG) Jointly Administered

MF Global Holdings Ltd., et al.

Statements of Operations (1)

For the Period January 1, 2012 through January 31, 2012 (2)

	MF Global Finance USA Inc.	MF Global Holdings Ltd.	MF Global Market Services LLC	MF Global Capital LLC	MF Global FX Clear LLC
Gain on recoveries	$—	$—	$—	$—	$—
Loss on recoveries	—	—	—	—	—
Other income	133,300	—	—	—	—
Employee compensation and benefits	—	—	—	(105,041)	(5,612)
Facility and administrative expenses	—	(153,339)	(46,367)	(130,734)	(10,976)
Professional fees	—	(4,207,555)	—	—	—
Affiliate charges	(1,527,807)	1,915,018	(372,425)	(445,703)	(506,426)
Other expenses	—	(1,781,250)	(12,606)	(6,446)	(20,842)

Income/(loss)	$(1,394,507)	$(4,227,125)	$(431,399)	$(687,924)	$(543,855)

(1)	Activity between Debtors is presented on a gross basis. The accompanying notes are an integral part of these statements.
(2)

Statements are presented for this period based on the Debtors’ respective Petition Dates. MF Global Market Services LLC, MF Global Capital LLC and MF Global FX Clear LLC filed for bankruptcy on December 19, 2011. Activity reported for MF Global Market Services LLC, MF Global Capital LLC and MF Global FX Clear LLC includes activity from December 19, 2011 through January 31, 2012.

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF NEW YORK

In Re: MF Global Holdings Ltd., et al., Debtors	Chapter 11 Case Number: 11-15059 (MG) Jointly Administered

MF Global Holdings Ltd., et al.

Statements of Operations (1)

For the Period February 1, 2012 through February 29, 2012 (2)

	MF Global Finance USA Inc.	MF Global Holdings Ltd.	MF Global Market Services LLC	MF Global Capital LLC	MF Global FX Clear LLC
Gain on recoveries	$—	$—	$—	$6,204	$—
Loss on recoveries	—	—	—	—	—
Other income	124,700	—	—	—	—
Employee compensation and benefits	—	—	(11,408)	(8,850)	—
Facility and administrative expenses	—	(136,312)	(46)	(45)	(974)
Professional fees	—	(3,658,478)	—	—	—
Affiliate charges	(1,347,562)	1,682,388	(225,038)	(264,328)	(306,114)
Other expenses	(13,000)	(1,786,982)	(9,205)	(4,684)	(13,270)

Income/(loss)	$(1,235,862)	$(3,899,385)	$(245,696)	$(271,703)	$(320,358)

(1)	Activity between Debtors is presented on a gross basis. The accompanying notes are an integral part of these statements.
(2)	Statements are presented for this period based on the Debtors’ respective Petition Dates.

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF NEW YORK

In Re: MF Global Holdings Ltd., et al., Debtors	Chapter 11 Case Number: 11-15059 (MG) Jointly Administered

MF Global Holdings Ltd., et al.

Statements of Operations (1)

For the Period March 1, 2012 through March 31, 2012 (2)

	MF Global Finance USA Inc.	MF Global Holdings Ltd.	MF Global Market Services LLC	MF Global Capital LLC	MF Global FX Clear LLC	MF Global Holdings USA Inc.
Gain on recoveries	$—	$—	$—	$—	$—	$—
Loss on recoveries	—	—	—	(155,304)	—	—
Other income	8,600	—	—	—	—	—
Employee compensation and benefits	—	(14,341)	(3,211)	(13,285)	(4,564)	(436,172)
Facility and administrative expenses	—	(213,918)	—	—	—	(315,152)
Professional fees	—	(3,349,024)	—	—	—	—
Affiliate charges	(1,272,770)	1,970,765	(182,806)	(205,184)	(237,743)	50,789
Other expenses	—	(2,111,649)	(1,139)	(1,040)	(18,073)	(8,720,554)

Income/(loss)	$(1,264,170)	$(3,718,166)	$(187,157)	$(374,813)	$(260,380)	$(9,421,089)

(1)	Activity between Debtors is presented on a gross basis. The accompanying notes are an integral part of these statements.
(2)

Statements are presented for this period based on the Debtors’ respective Petition Dates. MF Global Holdings USA Inc. filed for bankruptcy on March 2, 2012. Activity reported for MF Global Holdings USA Inc. ranges from March 3, 2012 through March 31, 2012.

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF NEW YORK

In Re: MF Global Holdings Ltd., et al., Debtors	Chapter 11 Case Number: 11-15059 (MG) Jointly Administered

MF Global Holdings Ltd., et al.

Statements of Operations (1)

For the Period April 1, 2012 through April 30, 2012 (2)

	MF Global Finance USA Inc.	MF Global Holdings Ltd.	MF Global Market Services LLC	MF Global Capital LLC	MF Global FX Clear LLC	MF Global Holdings USA Inc.
Gain on recoveries	$—	$—	$1,612	$—	$—	$—
Loss on recoveries	—	—	—	—	—	—
Other income	—	—	—	—	—	—
Employee compensation and benefits	—	(1,459)	919	10,886	2,329	(461,732)
Facility and administrative expenses	—	(147,957)	—	—	—	(610)
Professional fees	—	(3,327,957)	—	—	—	—
Affiliate charges	(924,693)	1,873,564	(185,719)	(215,333)	(229,091)	(312,111)
Other expenses	(284)	(1,759,862)	(284)	(284)	(284)	(986)

Income/(loss)	$(924,977)	$(3,363,671)	$(183,472)	$(204,731)	$(227,046)	$(775,438)

(1)	Activity between Debtors is presented on a gross basis. The accompanying notes are an integral part of these statements.
(2)	Statements are presented for this period based on the Debtors’ respective Petition Dates.

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF NEW YORK

In Re: MF Global Holdings Ltd., et al., Debtors	Chapter 11 Case Number: 11-15059 (MG) Jointly Administered

MF Global Holdings Ltd., et al.

Statements of Operations (1)

For the Period May 1, 2012 through May 31, 2012 (2)

	MF Global Finance USA Inc.	MF Global Holdings Ltd.	MF Global Market Services LLC	MF Global Capital LLC	MF Global FX Clear LLC	MF Global Holdings USA Inc.
Gain on recoveries	$—	$—	$13,498	$—	$—	$—
Loss on recoveries	—	—	—	—	—	—
Other income	—	—	—	—	—	—
Employee compensation and benefits	—	(60,104)	—	—	—	(490,535)
Facility and administrative expenses	—	(143,417)	—	—	—	(15,125)
Professional fees	—	(2,992,076)	—	—	—	—
Affiliate charges	(899,637)	1,719,159	(197,257)	(215,482)	(236,181)	(158,512)
Other expenses	(9,750)	(1,744,656)	(650)	(650)	(650)	(1,149)

Income/(loss)	$(909,387)	$(3,221,095)	$(184,409)	$(216,132)	$(236,831)	$(665,321)

(1)	Activity between Debtors is presented on a gross basis. The accompanying notes are an integral part of these statements.
(2)	Statements are presented for this period based on the Debtors’ respective Petition Dates.

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF NEW YORK

In Re: MF Global Holdings Ltd., et al., Debtors	Chapter 11 Case Number: 11-15059 (MG) Jointly Administered

MF Global Holdings Ltd., et al.

Statements of Operations (1)

For the Period June 1, 2012 through June 30, 2012 (2)

	MF Global Finance USA Inc.	MF Global Holdings Ltd.	MF Global Market Services LLC	MF Global Capital LLC	MF Global FX Clear LLC	MF Global Holdings USA Inc.
Gain on recoveries	$—	$—	$—	$—	$—	$—
Loss on recoveries	—	—	—	—	—	—
Other income	—	—	—	170,540	—	—
Employee compensation and benefits	—	5,565	(1,606)	(4,478)	(2,282)	(515,072)
Facility and administrative expenses	—	(133,818)	—	—	—	(5,182)
Professional fees	—	(3,395,737)	—	—	—	—
Affiliate charges	(1,241,835)	1,795,184	(331,600)	(345,406)	(376,702)	552,524
Other expenses	—	(6,326)	—	—	—	(1,020,624)

Income/(loss)	$(1,241,835)	$(1,735,132)	$(333,206)	$(179,344)	$(378,984)	$(988,354)

(1)	Activity between Debtors is presented on a gross basis. The accompanying notes are an integral part of these statements.
(2)	Statements are presented for this period based on the Debtors’ respective Petition Dates.

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF NEW YORK

In Re: MF Global Holdings Ltd., et al., Debtors	Chapter 11 Case Number: 11-15059 (MG) Jointly Administered

MF Global Holdings Ltd., et al.

Statements of Operations (1)

For the Period July 1, 2012 through July 31, 2012 (2)

	MF Global Finance USA Inc.	MF Global Holdings Ltd.	MF Global Market Services LLC	MF Global Capital LLC	MF Global FX Clear LLC	MF Global Holdings USA Inc.
Gain on recoveries	$—	$—	$—	$—	$—	$—
Loss on recoveries	—	—	—	—	—	—
Other income	—	—	—	—	—	—
Employee compensation and benefits	—	(22,671)	—	7,086	4,659	(448,123)
Facility and administrative expenses	—	(39,557)	—	—	—	(120,002)
Professional fees	—	(3,968,734)	—	—	—	—
Affiliate charges	(1,191,144)	2,250,087	(253,939)	(278,551)	(306,504)	(196,111)
Other expenses	—	(4,000)	—	—	—	(3,009)

Income/(loss)	$(1,191,144)	$(1,784,875)	$(253,939)	$(271,465)	$(301,845)	$(767,245)

(1)	Activity between Debtors is presented on a gross basis. The accompanying notes are an integral part of these statements.
(2)	Statements are presented for this period based on the Debtors’ respective Petition Dates.

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF NEW YORK

In Re: MF Global Holdings Ltd., et al., Debtors	Chapter 11 Case Number: 11-15059 (MG) Jointly Administered

APPENDIX B

MF Global Holdings Ltd., et al.

Balance Sheets (1)

As of November 30, 2011 (2)

	MF Global Finance USA Inc.	MF Global Holdings Ltd.
Cash (3)	$22,949,610	$1,687,144
Securities Owned	—	1,384,100,222
Non-affiliate pre-petition receivables	36,783,825	447,128
Non-affiliate post-petition receivables	—	—
Affiliate pre-petition receivables	1,950,064,809	2,075,644,367
Affiliate post-petition receivables	27,838,350	2,344,352
Other Assets	369,546	97,292,414

Total Assets	$2,038,006,140	$3,561,515,627

Liabilities subject to compromise:
Affiliate	(1,908,109,820)	(1,501,000,492)
Non-affiliate	(21,149,490)	(17,632,121)
Borrowings	—	(2,176,160,419)
Post-petition payables:
Affiliate	(2,354,070)	(25,329,725)
Non-affiliate	—	(6,007,043)
Borrowings (3)	(25,329,480)	—

Total Liabilities	(1,956,942,860)	(3,726,129,800)
	$81,063,280	$(164,614,173)

(1)	Activity between Debtors is presented on a gross basis. The accompanying notes are an integral part of these statements.
(2)	Statements are presented for this period based on the Debtors’ respective Petition Dates.
(3)	As of November 30, 2011, only $8 million of cash borrowed was held by the Debtors as unrestricted. This restriction was lifted on December 14, 2011 pursuant to the Cash Collateral Order.

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF NEW YORK

In Re: MF Global Holdings Ltd., et al., Debtors	Chapter 11 Case Number: 11-15059 (MG) Jointly Administered

MF Global Holdings Ltd., et al.

Balance Sheets (1)

As of December 31, 2011 (2)

	MF Global Finance USA Inc.	MF Global Holdings Ltd.
Cash	$21,329,480	$1,801,102
Securities Owned	—	1,384,100,222
Non-affiliate pre-petition receivables	36,783,825	447,128
Non-affiliate post-petition receivables	—	—
Affiliate pre-petition receivables	1,950,064,809	2,075,644,367
Affiliate post-petition receivables	27,971,650	6,775,904
Other Assets	166,824	42,978,639

Total Assets	$2,036,316,588	$3,511,747,363

Liabilities subject to compromise:
Affiliate	(1,908,109,820)	(1,501,000,492)
Non-affiliate	(21,149,490)	(17,632,121)
Borrowings	—	(2,176,160,419)
Post-petition payables:
Affiliate	(6,740,055)	(25,603,194)
Non-affiliate	—	(10,810,863)
Borrowings	(21,329,480)	—

Total Liabilities	(1,957,328,846)	(3,731,207,089)
	$78,987,743	$(219,459,726)

(1)	Activity between Debtors is presented on a gross basis. The accompanying notes are an integral part of these statements.
(2)	Statements are presented for this period based on the Debtors’ respective Petition Dates.

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF NEW YORK

In Re: MF Global Holdings Ltd., et al., Debtors	Chapter 11 Case Number: 11-15059 (MG) Jointly Administered

MF Global Holdings Ltd., et al.

Balance Sheets (1)

As of January 31, 2012 (2)

	MF Global Finance USA Inc.	MF Global Holdings Ltd.	MF Global Market Services LLC	MF Global Capital LLC	MF Global FX Clear LLC
Cash	$21,050,466	$1,720,876	$337,409	$6,795,570	$15,578,326
Securities Owned	—	1,384,100,222	—	—	—
Non-affiliate pre-petition receivables	36,783,825	447,128	2,618,931	7,692,014	8,920,417
Non-affiliate post-petition receivables	—	—	—	—	—
Affiliate pre-petition receivables	1,950,064,809	2,075,644,367	38,184,758	40,630,871	25,590,181
Affiliate post-petition receivables	28,383,964	8,928,328	—	3,582	—
Other Assets	166,824	41,082,145	9,070,448	1,033,840	18,708

Total Assets	$2,036,449,888	$3,511,923,066	$50,211,546	$56,155,878	$50,107,632

Liabilities subject to compromise:
Affiliate	(1,908,109,820)	(1,501,000,492)	(26,012,214)	(39,927,594)	(1,489,946)
Non-affiliate	(21,149,490)	(17,632,121)	(4,544,846)	(4,999,674)	(36,611,303)
Borrowings	—	(2,176,160,419)	—	—	—
Post-petition payables:
Affiliate	(8,267,862)	(25,798,469)	(385,032)	(452,139)	(524,674)
Non-affiliate	—	(15,018,417)	—	—	—
Borrowings	(21,329,480)	—	—	—	—

Total Liabilities	(1,958,856,652)	(3,735,609,918)	(30,942,092)	(45,379,407)	(38,625,924)
	$77,593,236	$(223,686,851)	$19,269,454	$10,776,470	$11,481,708

(1)	Activity between Debtors is presented on a gross basis. The accompanying notes are an integral part of these statements.
(2)	Statements are presented for this period based on the Debtors’ respective Petition Dates.

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF NEW YORK

In Re: MF Global Holdings Ltd., et al., Debtors	Chapter 11 Case Number: 11-15059 (MG) Jointly Administered

MF Global Holdings Ltd., et al.

Balance Sheets (1)

As of February 29, 2012 (2)

	MF Global Finance USA Inc.	MF Global Holdings Ltd.	MF Global Market Services LLC	MF Global Capital LLC	MF Global FX Clear LLC
Cash	$20,193,048	$1,821,337	$391,288	$9,691,716	$15,578,001
Securities Owned	—	1,384,100,222	—	—	—
Non-affiliate pre-petition receivables	36,783,825	447,128	2,553,319	4,796,478	8,920,417
Non-affiliate post-petition receivables	—	—	—	—	—
Affiliate pre-petition receivables	1,950,064,809	2,075,644,367	38,184,758	40,630,871	25,590,181
Affiliate post-petition receivables	29,358,272	10,613,407	—	—	—
Other Assets	166,824	39,208,231	9,070,402	1,033,795	17,733

Total Assets	$2,036,566,779	$3,511,834,692	$50,199,767	$56,152,861	$50,106,332

Liabilities subject to compromise:
Affiliate	(1,908,109,820)	(1,501,000,492)	(26,012,214)	(39,927,594)	(1,489,946)
Non-affiliate	(21,149,490)	(17,632,121)	(4,544,846)	(4,999,674)	(36,611,303)
Borrowings	—	(2,176,160,419)	—	—	—
Post-petition payables:
Affiliate	(9,628,424)	(25,951,002)	(618,949)	(720,826)	(843,733)
Non-affiliate	—	(18,676,896)	—	—	—
Borrowings	(21,321,670)	—	—	—	—

Total Liabilities	(1,960,209,405)	(3,739,420,929)	(31,176,009)	(45,648,094)	(38,944,982)
	$76,357,374	$(227,586,237)	$19,023,758	$10,504,767	$11,161,350

(1)	Activity between Debtors is presented on a gross basis. The accompanying notes are an integral part of these statements.
(2)	Statements are presented for this period based on the Debtors’ respective Petition Dates.

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF NEW YORK

In Re: MF Global Holdings Ltd., et al., Debtors	Chapter 11 Case Number: 11-15059 (MG) Jointly Administered

MF Global Holdings Ltd., et al.

Balance Sheets (1)

As of March 31, 2012 (2)

	MF Global Finance USA Inc.	MF Global Holdings Ltd.	MF Global Market Services LLC	MF Global Capital LLC	MF Global FX Clear LLC	MF Global Holdings USA Inc.
Cash	$19,303,569	$1,694,649	$388,077	$13,463,065	$15,573,097	$391,764
Securities Owned	—	1,384,100,222	—	—	—	—
Non-affiliate pre-petition receivables	36,783,825	447,128	2,553,319	856,541	8,920,417	317,587
Non-affiliate post-petition receivables	—	—	—	—	—	—
Affiliate pre-petition receivables	1,950,064,809	2,075,644,367	38,184,758	40,630,871	25,590,181	229,061,663
Affiliate post-petition receivables	30,255,538	12,614,874	—	—	—	822,199
Other Assets	166,824	37,220,158	9,069,263	1,032,755	—	35,456,149

Total Assets	$2,036,574,565	$3,511,721,398	$50,195,417	$55,983,232	$50,083,695	$266,049,363

Liabilities subject to compromise:
Affiliate	(1,908,109,820)	(1,501,000,492)	(26,012,214)	(39,927,594)	(1,489,946)	(319,959,679)
Non-affiliate	(21,149,490)	(17,632,121)	(4,544,846)	(4,999,674)	(36,611,303)	(10,702,678)
Borrowings	—	(2,176,160,419)	—	—	—	—
Post-petition payables:
Affiliate	(10,901,194)	(26,034,033)	(801,755)	(926,010)	(1,081,476)	(1,268,660)
Non-affiliate	—	(22,198,737)	—	—	—	(284,581)
Borrowings	(21,320,857)	—	—	—	—	—

Total Liabilities	(1,961,481,361)	(3,743,025,801)	(31,358,816)	(45,853,278)	(39,182,725)	(332,215,598)
	$75,093,204	$(231,304,403)	$18,836,601	$10,129,954	$10,900,970	$(66,166,235)

(1)	Activity between Debtors is presented on a gross basis. The accompanying notes are an integral part of these statements.
(2)	Statements are presented for this period based on the Debtors’ respective Petition Dates.

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF NEW YORK

In Re: MF Global Holdings Ltd., et al., Debtors	Chapter 11 Case Number: 11-15059 (MG) Jointly Administered

MF Global Holdings Ltd., et al.

Balance Sheets (1)

As of April 30, 2012 (2)

	MF Global Finance USA Inc.	MF Global Holdings Ltd.	MF Global Market Services LLC	MF Global Capital LLC	MF Global FX Clear LLC	MF Global Holdings USA Inc.
Cash	$18,821,590	$1,687,343	$402,486	$13,473,667	$15,575,142	$241,369
Securities Owned	—	1,384,100,222	—	—	—	—
Non-affiliate pre-petition receivables	36,783,825	447,128	2,541,157	856,541	8,920,417	317,587
Non-affiliate post-petition receivables	—	—	—	—	—	—
Affiliate pre-petition receivables	1,950,064,809	2,075,644,367	38,184,758	40,630,871	25,590,181	229,061,663
Affiliate post-petition receivables	30,737,517	14,443,753	—	—	—	1,137,247
Other Assets	166,824	35,231,742	9,069,263	1,032,755	—	35,456,149

Total Assets	$2,036,574,565	$3,511,554,555	$50,197,664	$55,993,835	$50,085,740	$266,214,016

Liabilities subject to compromise:
Affiliate	(1,908,109,820)	(1,501,000,492)	(26,012,214)	(39,927,594)	(1,489,946)	(319,959,679)
Non-affiliate	(21,149,490)	(17,632,121)	(4,544,846)	(4,999,674)	(36,611,303)	(10,702,678)
Borrowings	—	(2,176,160,419)	—	—	—	—
Post-petition payables:
Affiliate	(11,826,170)	(26,055,721)	(987,474)	(1,141,344)	(1,310,567)	(2,305,501)
Non-affiliate	—	(25,373,876)	—	—	—	(187,831)
Borrowings	(21,320,857)	—	—	—	—	—

Total Liabilities	(1,962,406,338)	(3,746,222,629)	(31,544,535)	(46,068,612)	(39,411,816)	(333,155,689)
	$74,168,227	$(234,668,074)	$18,653,129	$9,925,223	$10,673,924	$(66,941,674)

(1)	Activity between Debtors is presented on a gross basis. The accompanying notes are an integral part of these statements.
(2)	Statements are presented for this period based on the Debtors’ respective Petition Dates.

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF NEW YORK

In Re: MF Global Holdings Ltd., et al., Debtors	Chapter 11 Case Number: 11-15059 (MG) Jointly Administered

MF Global Holdings Ltd., et al.

Balance Sheets (1)

As of May 31, 2012 (2)

	MF Global Finance USA Inc.	MF Global Holdings Ltd.	MF Global Market Services LLC	MF Global Capital LLC	MF Global FX Clear LLC	MF Global Holdings USA Inc.
Cash	$18,155,756	$1,737,444	$1,890,698	$13,473,017	$15,574,492	$679,180
Securities Owned	—	1,384,100,222	—	—	—	—
Non-affiliate pre-petition receivables	36,783,825	447,128	1,065,793	856,541	8,920,417	317,587
Non-affiliate post-petition receivables	—	—	—	—	—	—
Affiliate pre-petition receivables	1,950,064,809	2,075,644,367	38,184,758	40,630,871	25,590,181	229,061,663
Affiliate post-petition receivables	31,366,687	16,207,315	—	—	—	1,578,001
Other Assets	166,824	33,387,873	9,069,263	1,032,755	—	35,402,524

Total Assets	$2,036,537,901	$3,511,524,349	$50,210,512	$55,993,185	$50,085,090	$267,038,955

Liabilities subject to compromise:
Affiliate	(1,908,109,820)	(1,501,000,492)	(26,012,214)	(39,927,594)	(1,489,946)	(319,959,679)
Non-affiliate	(21,149,490)	(17,632,121)	(4,544,846)	(4,999,674)	(36,611,303)	(10,702,678)
Borrowings	—	(2,176,160,419)	—	—	—	—
Post-petition payables:
Affiliate	(12,735,557)	(26,252,533)	(1,184,732)	(1,356,826)	(1,546,748)	(3,371,778)
Non-affiliate	—	(28,367,953)	—	—	—	(611,816)
Borrowings	(21,284,193)	—	—	—	—	—

Total Liabilities	(1,963,279,060)	(3,749,413,518)	(31,741,792)	(46,284,094)	(39,647,997)	(334,645,950)
	$73,258,841	$(237,889,168)	$18,468,720	$9,709,091	$10,437,093	$(67,606,995)

(1)	Activity between Debtors is presented on a gross basis. The accompanying notes are an integral part of these statements.
(2)	Statements are presented for this period based on the Debtors’ respective Petition Dates.

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF NEW YORK

In Re: MF Global Holdings Ltd., et al., Debtors	Chapter 11 Case Number: 11-15059 (MG) Jointly Administered

MF Global Holdings Ltd., et al.

Balance Sheets (1)

As of June 30, 2012 (2)

	MF Global Finance USA Inc.	MF Global Holdings Ltd.	MF Global Market Services LLC	MF Global Capital LLC	MF Global FX Clear LLC	MF Global Holdings USA Inc.
Cash	$16,492,835	$1,242,646	$2,032,568	$13,639,079	$15,572,210	$783,232
Securities Owned	—	1,384,100,222	—	—	—	—
Non-affiliate pre-petition receivables	36,783,825	447,128	922,318	856,541	8,920,417	317,587
Non-affiliate post-petition receivables	—	—	—	—	—	—
Affiliate pre-petition receivables	1,950,064,809	2,075,644,367	38,184,758	40,630,871	25,590,181	229,061,663
Affiliate post-petition receivables	33,028,288	18,759,137	—	—	—	2,708,727
Other Assets	166,824	33,374,834	9,069,263	1,032,755	—	35,402,524

Total Assets	$2,036,536,582	$3,513,568,334	$50,208,907	$56,159,247	$50,082,808	$268,273,733

Liabilities subject to compromise:
Affiliate	(1,908,109,820)	(1,501,000,492)	(26,012,214)	(39,927,594)	(1,489,946)	(319,959,679)
Non-affiliate (3)	(21,149,490)	(17,632,121)	(4,544,846)	(4,999,674)	(36,611,303)	(10,210,802)
Borrowings	—	(2,176,160,419)	—	—	—	—
Post-petition payables:
Affiliate	(13,977,392)	(26,633,913)	(1,516,332)	(1,702,231)	(1,923,450)	(5,996,256)
Non-affiliate	—	(31,765,690)	—	—	—	(702,346)
Borrowings	(21,282,874)	—	—	—	—	—

Total Liabilities	(1,964,519,576)	(3,753,192,634)	(32,073,392)	(46,629,499)	(40,024,699)	(336,869,082)
	$72,017,006	$(239,624,300)	$18,135,514	$9,529,747	$10,058,109	$(68,595,349)

(1)	Activity between Debtors is presented on a gross basis. The accompanying notes are an integral part of these statements.
(2)	Statements are presented for this period based on the Debtors’ respective Petition Dates.
(3)

Changes in this account during this period relate to the refund to employees of funds withheld from compensation prior to October 31, 2011 in accordance with an employee stock purchase plan, as approved by Court Docket 626.

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF NEW YORK

In Re: MF Global Holdings Ltd., et al., Debtors	Chapter 11 Case Number: 11-15059 (MG) Jointly Administered

MF Global Holdings Ltd., et al.

Balance Sheets (1)

As of July 31, 2012 (2)

	MF Global Finance USA Inc.	MF Global Holdings Ltd.	MF Global Market Services LLC	MF Global Capital LLC	MF Global FX Clear LLC	MF Global Holdings USA Inc.
Cash	$15,880,494	$1,184,724	$2,032,568	$13,646,165	$15,576,869	$726,755
Securities Owned	—	1,384,100,222	—	—	—	—
Non-affiliate pre-petition receivables	36,783,825	447,128	922,318	856,541	8,920,417	317,587
Non-affiliate post-petition receivables	—	—	—	—	—	—
Affiliate pre-petition receivables	1,950,064,809	2,075,644,367	38,184,758	40,630,871	25,590,181	229,061,663
Affiliate post-petition receivables	33,640,630	21,189,462	—	—	—	3,176,498
Other Assets	166,824	33,358,691	9,069,263	1,032,755	—	35,402,524

Total Assets	$2,036,536,582	$3,515,924,594	$50,208,907	$56,166,332	$50,087,467	$268,685,028

Liabilities subject to compromise:
Affiliate	(1,908,109,820)	(1,501,000,492)	(26,012,214)	(39,927,594)	(1,489,946)	(319,959,679)
Non-affiliate (3)	(21,149,490)	(17,632,121)	(4,544,846)	(4,999,674)	(36,611,303)	(10,141,634)
Borrowings	—	(2,176,160,419)	—	—	—	—
Post-petition payables:
Affiliate	(15,168,535)	(26,804,314)	(1,770,271)	(1,980,782)	(2,229,954)	(7,272,899)
Non-affiliate	—	(35,736,424)	—	—	—	(673,409)
Borrowings	(21,282,874)	—	—	—	—	—

Total Liabilities	(1,965,710,720)	(3,757,333,770)	(32,327,331)	(46,908,050)	(40,331,203)	(338,047,621)

	$70,825,862	$(241,409,176)	$17,881,576	$9,258,283	$9,756,264	$(69,362,594)

(1)	Activity between Debtors is presented on a gross basis. The accompanying notes are an integral part of these statements.
(2)	Statements are presented for this period based on the Debtors’ respective Petition Dates.
(3)

Changes in this account during this period relate to the refund to employees of funds withheld from compensation prior to October 31, 2011 in accordance with an employee stock purchase plan, as approved by Court Docket 626.

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF NEW YORK

In Re: MF Global Holdings Ltd., et al., Debtors	Chapter 11 Case Number: 11-15059 (MG) Jointly Administered

APPENDIX C

MF Global Holdings Ltd., et al.

Unpaid Post-Petition Trade Payables (RESTATED) (1)

	MF Global Finance USA Inc.	MF Global Holdings Ltd.	MF Global Market Services LLC	MF Global Capital LLC	MF Global FX Clear LLC	MF Global Holdings USA Inc.
Unpaid post-petition trade payables as of (2) :

November 30, 2011	$—	$(6,600)	N/A	N/A	N/A	N/A

December 31, 2011	—	(14,999)	N/A	N/A	N/A	N/A

January 31, 2012	—	(14,999)	—	—	—	N/A

February 29, 2012	—	(14,999)	—	—	—	N/A

March 31, 2012	—	(14,999)	—	—	—	—

April 30, 2012	—	(14,999)	—	—	—	—

May 31, 2012	—	(14,999)	—	—	—	(35)

June 30, 2012	—	(14,999)	—	—	—	(35)

July 31, 2012	$—	$(14,999)	$—	$—	$—	$(35)

(1)	The accompanying notes are an integral part of these statements. Certain information previously disclosed for unpaid post-petition debts has been amended and restated herein.
(2)	Information presented for each period is based on the Debtors’ respective Petition Dates.